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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2001
                               (October 31, 2001)
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

           0-27568                                     65-0617076
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 (Commission File Number)                  (IRS Employer Identification Number)

              10 DORRANCE STREET, SUITE 400, PROVIDENCE, RI 02903
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                    (Address of principal executive offices)

                                 (401) 831-6755
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

AGREEMENT AND PLAN OF MERGER

         On October 31, 2001, the Registrant entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") by and among the Registrant, Clinical Studies, Ltd., a Delaware corporation and wholly owned subsidiary of the Registrant ("CSL"), Comprehensive Neuroscience, Inc., a Delaware corporation ("CNS") and CNS Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of CNS ("Acquisition Sub"). Pursuant to the Merger Agreement, Acquisition Sub will be merged with and into CSL (the "Merger"), with CSL as the surviving entity (the "Surviving Corporation") becoming a wholly owned subsidiary of CNS. The Registrant will receive shares of CNS common stock ("New Common Stock") in exchange for all of the outstanding shares of CSL. The Registrant will continue as an independent, publicly held company with substantial ownership in CNS, which will remain a private company. A copy of the Merger Agreement, dated as of October 31, 2001, and the Registrant's press release, dated November 1, 2001, announcing the proposed Merger are attached hereto as Exhibits 10.1 and 99.1, respectively, and incorporated herein by reference.

         As provided by the Delaware General Corporation Law ("DGCL") the Board of Directors of the Registrant, at a meeting held on October 25, 2001, approved the Merger Agreement and the transactions contemplated thereby and directed that the Merger Agreement be submitted to the Registrant's stockholders for their consideration and approval. Under the DGCL, the affirmative vote of a majority of the issued and outstanding shares of Common Stock is required to approve the Merger Agreement. A majority of the Registrant's stockholders have agreed in writing to vote in favor of the Merger Agreement and the transactions contemplated thereby.

MERGER CONSIDERATION

         In connection with the Merger, the Registrant will exchange all of the shares of CSL stock for shares of the common stock of CNS. The number of shares of CNS stock the Registrant will receive in exchange for the CSL stock will be determined according to the Merger Agreement and will be based upon the net enterprise values of CSL and CNS. Registrant currently anticipates that it will receive shares representing approximately 45% of the voting power of CNS following the Merger and the issuance by CNS of new convertible debt as contemplated by the Merger Agreement. The Registrant's percentage ownership of CNS following the Merger will be adjusted upwards or downwards depending upon the amount of cash and senior debt of both CSL and CNS on the closing of the Merger and the amount of new convertible debt issued by CNS. The Registrant does not expect to distribute its CNS shares to the Registrant's stockholders until registration of such shares. There are no current plans to register the New Common Stock for distribution to the Registrant's stockholders.

MATERIAL CONDITIONS

         In order for the Merger to be completed, certain material conditions must be met prior to the Closing of the Merger ("Closing Date"). The most significant of the material conditions are

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summarized below. The below descriptions of the conditions to closing the Merger are not comprehensive and are qualified in their entirety by reference to the Merger Agreement attached to this report on Form 8-K as Exhibit 10.1.

         - AVAILABLE CASH. On the Closing Date, CNS (on a consolidated basis) must have cash-on-hand that together with the proceeds of new convertible debt totals not less than $4.0 million.
         - MODIFICATION OF CSL DEBT. The Registrant and CSL shall have either entered into a definitive agreement for the replacement of CSL's existing senior credit facility (which is guaranteed by the Registrant and its other subsidiaries) or entered into a definitive amendment to such facility, in either case, on terms reasonably satisfactory to CSL and CNS. The Registrant is currently negotiating with lenders to satisfy this condition.
         - FILING OF AMENDED CERTIFICATE. CNS shall have caused to be filed the Amended and Restated Certificate of Incorporation for CNS (the "Amended Certificate") in the form attached to the Merger Agreement with the Secretary of the State of Delaware and the Amended Certificate shall have become effective. The Amended Certificate will amend the terms of the outstanding CNS preferred stock to eliminate, among other things, its cumulative dividend and special voting and redemption rights.

COMPREHENSIVE NEUROSCIENCE, INC.

         CNS was formed in 1998 as a diversified company dedicated to expediting the development and appropriate use of new products and services to relieve and remedy neuropsychiatric illnesses. These products and services include site management of clinical trials for new central nervous system drugs through a network of regionally organized, centrally directed and supported clinical research sites. These clinical research sites are designed to serve pharmaceutical, biotechnology and contract research organizations by conducting high quality clinical trials of medications for neuropsychiatric disorders.

         CNS is comprised of three complementary divisions, Drug Discovery, Clinical Trials and Medical Information Technologies, which enable CNS to support the drug and treatment development process from discovery through clinical trial evaluation to the synthesis and dissemination of clinically actionable medical information.

         The Medical Information Technology Division collects, quantifies, evaluates and disseminates expert opinion on the use of new neuropsychiatric treatments for pharmaceutical and biotechnology companies. The division disseminates its expertise through multiple outlets including publications, practice guidelines, conferences, and advisory boards.

FORWARD LOOKING STATEMENTS

         Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Registrant's filings with the Securities and Exchange

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Commissions. The Registrant cautions investors that any forward-looking statements made by the Registrant are not guarantees of future performance. The Registrant disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not Applicable

(b)      Pro forma financial information

         Not Applicable

(c)      Exhibits

Exhibit 10.1 - Agreement and Plan of Merger Dated as of October 31, 2001
Exhibit 99.1 - Press Release Dated November 1, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE CLINICAL SOLUTIONS, LTD.


By:    /s/ Gary S. Gillheeney
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       Gary S. Gillheeney
       Chief Financial Officer

Date:  November 13, 2001

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